UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 21, 2005

                            THE GOLDFIELD CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  1-7525                        88-0031580
                  ------                        ----------
         (Commission File Number)            (I.R.S. Employer
                                            Identification No.)

      100 Rialto Place, Suite 500, Melbourne, Florida            32901
      -----------------------------------------------            -----
          (Address of Principal Executive Offices)            (Zip Code)

                                 (321) 724-1700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities
 Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Table of Contents

Item 1.01 - Entry into a Material Definitive Agreement
Signature


Item 1.01 - Entry into a Material Definitive Agreement

On March 21, 2005, the Board of Directors of The Goldfield Corporation ("Goldfield") approved the actions of the Compensation Committee of the Board of Directors set forth below with regard to the compensation of John H. Sottile, Chairman, President and Chief Executive Officer of Goldfield, Robert L. Jones, President of Southeast Power Corporation, Goldfield's electrical construction subsidiary ("Southeast Power"), and Stephen R. Wherry, Vice President, Treasurer and Chief Financial Officer of Goldfield, the executive officers who were named in the Summary Compensation Table of Goldfield's 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of Goldfield's 2005 Proxy Statement.

Annual Incentive Compensation to be Earned in 2005. The Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, bonus opportunities for Mr. Sottile, Mr. Jones and Mr. Wherry for 2005, in accordance with the provisions of The Goldfield Corporation Performance-Based Bonus Plan. Mr. Sottile will have the opportunity to earn a bonus award up to a maximum of 50% of his base salary, and his bonus will be dependent upon the increase in Goldfield's share price in 2005, the increase in Goldfield's net income in 2005 and his overall executive performance in 2005, a non-quantitative factor incorporating an evaluation by the Compensation Committee of Mr. Sottile's leadership, strategic planning, relationship management and human resources management. Mr. Jones will have the opportunity to earn a bonus award, which will be calculated as a percentage of the pre-tax earnings of Southeast Power, subject to adjustment for certain specified items, and will not be dependent upon any other factors. Mr. Wherry will have the opportunity to earn a bonus award up to a maximum of 30% of his base salary, and his bonus will be dependent upon the increase in Goldfield's net income in 2005 and his overall executive performance in 2005, a non-quantitative factor incorporating an evaluation by the Compensation Committee of Mr. Wherry's contributions with respect to financial management, Goldfield's reporting and internal controls and other compliance initiatives.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE GOLDFIELD CORPORATION


                            By: /s/ Stephen R. Wherry
                               ----------------------
                            Name: Stephen R. Wherry
                            Title: Vice President, Chief Financial
                            Officer (Principal Financial Officer),
                            Treasurer, Assistant Secretary and
                            Principal Accounting Officer



Dated:  March 23, 2005